UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

LMP AUTOMOTIVE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-236260	82-3829328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 23, 2021, the Company closed on the acquisition (the “Bachman Dealership Acquisition”) of assets related to the ownership and operation of a motor vehicle dealership located at 3365 East Andrew Johnson Highway, Greeneville, Tennessee (the “Bachman Dealership”) contemplated by that certain Asset Purchase Agreement, dated as of August 28, 2020 (the “Bachman APA”), by and among the Company, Bachman-Bernard Chevrolet-Buick-GMC-Cadillac, Inc., Philip M. Bachman, Jr. (“PMB”) and Myron Bernard (“MB”). In connection therewith, the Company also closed on the acquisition (together with the Bachman Dealership Acquisition, the “Bachman Acquisitions”) of the real property, buildings and improvements located at the Bachman Dealership pursuant to the terms of that certain Real Estate Purchase Agreement, dated as of August 28, 2020 (the “REPA”), by and among 601 NSR, PMB and MB. The Bachman Acquisitions were previously reported on the Company’s Current Report on Form 8-K filed on September 1, 2020. The consideration paid the Company for the Bachman Acquisitions was approximately $7.5 million in cash, for which the Company used cash on its balance sheet and funds provided by Truist Bank pursuant to the Credit Agreement described in the Company’s Current Report on Form 8-K filed on March 8, 2021. The Bachman APA and the REPA were filed as Exhibits 10.4 and 10.5, respectively, to the Company’s Current Report on Form 8-K filed on September 1, 2020, and are incorporated herein by reference.

A copy of the press release announcing the Bachman Acquisitions is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statevments required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed with respect to Item 2.01.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed with respect to Item 2.01.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 24, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2021

LMP AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	Chief Executive Officer